Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Byrna Technologies Inc. (the “Company”) for the six months ended May 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: July 11, 2023	By:	/s/ Bryan Ganz
Bryan Ganz Chief Executive Officer, President, and Director (Principal Executive Officer)

	By:	/s/ David North
David North Chief Financial Officer (Principal Financial and Accounting Officer)